SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2021

ELECTRONIC SERVITOR PUBLICATION NETWORK INC.

(formerly CANNASSIST INTERNATIONAL CORP.)

(Exact name of registrant as specified in its charter)

Delaware	000-55740	82-1873116
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

400 1ST AVE N., STE. 100

MINNEAPOLIS MN 55401

(612) 688-1407

 (New Address, including zip code, and new telephone number, including area code,

of registrant's principal executive offices)

855 SOUTH MISSION AVENUE, SUITE #K400
FALLBROOK CA 92028
(888) 991-2196

 (Former Address, including zip code, and former telephone number, including area code,

of registrant's principal executive offices)

c/o INC. PLAN (USA)

TROLLEY SQUARE, SUITE 20C

WILMINGTON, DE 19806

Tel. 800-462-4633

(Name, address, including zip code, and telephone number,

Including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	N/A	N/A

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ELECTRONIC SERVITOR PUBLICATION NETWORK INC.

(formerly CANNASSIST INTERNATIONAL CORP.)

Form 8-K

Current Report

Special Note Regarding Forward-Looking Statements

This report contains forward-looking statements. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements. In some cases, forward-looking statements are identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would,” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect the Company’s current views respecting future events and are based on assumptions and subject to risks and uncertainties.

Also, forward-looking statements represent the Company’s estimates and assumptions only as of the date of this report. You should read this report and the documents that the Company references and files as exhibits to this report in their entirety and with the understanding that actual future results may be materially different from what the Company expects. Except as required by law, the Company assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available or other events occur in the future.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Termination of Technology License Agreement with Mark Palumbo

On October 9, 2021, that certain Technology License Agreement entered into by and between the Company and Mark Palumbo dated April 29, 2019, attached as an exhibit to the Company’s Current Form 8-K filed on May 15, 2019 and incorporated herein by reference (the “Palumbo License Agreement”), was terminated and the Company assigned all rights to the underlying Intellectual Property (as defined in the Palumbo License Agreement) to Mark Palumbo pursuant to the terms and conditions of that certain Spin-Off Agreement (as described in more detail supra).

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Closing of Technology License Agreement with Phitech Management, LLC

As initially reported on the Company’s Current Form 8-K filed on July 28, 2021, CannAssist International Corp. (the “Company”) entered into a Technology License Agreement dated July 23, 2021 (the “License Agreement”) with Phitech Management, LLC, an entity now controlled by Peter Hager (“Licensor”), whereby the Licensor shall grant to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related to Electronic Sports Gaming, related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”) at Closing (as defined in the License Agreement, which is incorporated herein by reference). The initial term of the License is 10-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company shall issue to the Licensor 10,000,000 restricted shares of its common stock (which is an amount equal to $2,500,000 divided by $0.25, which was the closing market price of the Company’s common stock on the trading day prior to the effective date of the License Agreement).

On October 9, 2021, the Closing of the Technology License Agreement (as amended by that certain Bill of Sale and Acknowledgement of Closing of the Technology License Agreement attached hereto as an exhibit to this Current Report on Form 8-K and incorporated herein by reference) occurred whereby the Licensor was issued 10,000,000 restricted shares of the Company’s common stock, at a cost basis of $0.25 per share, and, in exchange, the Company received the License to the Technology.

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Closing of Spin-Off Agreement

As initially reported on the Company’s Current Form 8-K filed on July 28, 2021, the Company and Mark Palumbo entered into a Spin-Off Agreement dated July 23, 2021 (the “Spin-Off Agreement”) whereby, at the Closing (as defined in the Spin-Off Agreement, which is incorporated by reference), the Company shall transfer 100% of the issued and outstanding membership units of Xceptor LLC, an entity that was a wholly-owned subsidiary of the Company, to Mark Palumbo for nominal consideration as a condition of the Change-in-Control of the Company (the “Spin-Off”). Furthermore, at the Closing, that certain Technology License Agreement entered into by and between the Company and Mark Palumbo dated April 29, 2019 (the “Palumbo License Agreement”) shall be terminated and the Company shall assign all rights to the underlying Intellectual Property (as defined in the Palumbo License Agreement) to Mark Palumbo.

On October 9, 2021, the Closing of the Spin-Off Agreement (as amended by that certain Bill of Sale and Acknowledgement of Closing of the Spin-Off Agreement attached hereto as an exhibit to this Current Report on Form 8-K and incorporated herein by reference) occurred whereby 100% of the issued and outstanding membership units of Xceptor LLC was transferred to Mark Palumbo.

ITEM 3.02 RECENT SALES OF UNREGISTERED SECURITIES

Closing of Technology License Agreement with Phitech Management, LLC

As initially reported on the Company’s Current Form 8-K filed on July 28, 2021, CannAssist International Corp. (the “Company”) entered into a Technology License Agreement dated July 23, 2021 (the “License Agreement”) with Phitech Management, LLC, an entity now controlled by Peter Hager (“Licensor”), whereby the Licensor shall grant to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related to Electronic Sports Gaming, related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”) at Closing (as defined in the License Agreement, which is incorporated herein by reference). The initial term of the License is 10-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company shall issue to the Licensor 10,000,000 restricted shares of its common stock (which is an amount equal to $2,500,000 divided by $0.25, which was the closing market price of the Company’s common stock on the trading day prior to the effective date of the License Agreement).

On October 9, 2021, the Closing of the Technology License Agreement (as amended by that certain Bill of Sale and Acknowledgement of Closing of the Technology License Agreement attached hereto as an exhibit to this Current Report on Form 8-K and incorporated herein by reference) occurred whereby the Licensor was issued 10,000,000 restricted shares of the Company’s common stock, at a cost basis of $0.25 per share, and, in exchange, the Company received the License to the Technology.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Resignations

On October 9, 2021, the Company received a resignation notice from Mark Palumbo that he will be resigning from all officer positions and as a Director with the Company, effective immediately.  Mr. Palumbo’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

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On October 9, 2021, the Company received a resignation notice from Marla Palumbo that she will be resigning as President of the Company, effective immediately.  Ms. Palumbo’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

Appointments

As initially reported on the Company’s Current Form 8-K filed on July 28, 2021, on July 24, 2021, the Company received the approval, via a written consent in lieu of a meeting of stockholders, of stockholders holding a majority of our outstanding voting stock, representing approximately 60% of our outstanding voting shares (the “Consenting Stockholders”), approving the appointment of Jonathan Sweetser to our Board of Directors (the “Director Appointment”).

Effective as of October 9, 2021, the Company appointed Jonathan Sweetser as a Director of the Company and as its Chief Executive Officer, Chief Financial Officer, Secretary, and Treasurer.

The following is biographical information for Mr. Sweetser:

Jonathan Sweetser

Chief Executive Officer, Chief Financial Officer, Secretary & Director

Jonathan Sweetser, age 38, will serve as Chief Executive Officer, Chief Financial Officer, Secretary and has been appointed to become Director of the Company. Mr. Sweetser has years of experience managing multi-disciplinary groups in a wide breadth of entrepreneurial endeavors, which we believe has provided him with a unique understanding of businesses and organizations whether they be large, small, new, emerging, or established. Mr. Sweetser has experience managing multi-national teams; remote and in country. Mr. Sweetser also has non-profit experience and a historical track record of sowing resources into local operating groups, which we believe provides the ability to understand and navigate the diverse social and cultural challenges facing businesses today. Mr. Sweetser has a broad range of technical expertise and experience in areas including: enterprise big data applications for finance and healthcare organizations, creating algorithms and artificial intelligence platforms that facilitate behavioral pathing in a broad range of digital and physical environments, CAD/CAM operations including designing, testing, and launching new applications and creating custom tools and operational workflows for rich graphical environments including augmented and virtual reality applications.

Since 2015, Mr. Sweetser has served as Founder and CEO of CKG Solutions, which is a multi-disciplinary group of developers and process engineers focused on developing integrated systems that empower large organizations in the healthcare, aviation, and finance sectors to take advantage of new and emerging opportunities in their markets based in Minneapolis, MN where he successfully deployed applications and services in local and cloud implementations and successfully deployed supply chain and track and trace applications and services for clients in the medical device and aviation sectors. Prior to his work with CKG Solutions, Mr. Sweetser was the Founder of Sweetser Consulting LLC, based in Minneapolis, MN, and was a Partner and Chief Systems Architect at Muse Holdings, which is also based in Minneapolis, MN. Mr. Sweetser holds a degree in Business Studies and International Relations from Concordia University located in St. Paul, MN and degrees in Biblical Studies from the Westminster Theological Seminary, located in Glenside, PA, and the Calvary Baptist Seminary, located in Lansdale, PA.

Mr. Sweetser will serve as our Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and sole Director until his duly elected successor is appointed or he resigns.  There are no arrangements or understandings between him and any other person pursuant to which he was selected as an officer.  There are no family relationship between Mr. Sweetser and any of our officers or directors. Other than disclosed above, Mr. Sweetser has not held any other directorships in a company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Amendment to the Certificate of Incorporation

As initially reported on the Company’s Current Form 8-K filed on July 28, 2021, on July 24, 2021, the Company received the approval, via a written consent in lieu of a meeting of stockholders, of stockholders holding a majority of our outstanding voting stock, representing approximately 60% of our outstanding voting shares (the “Consenting Stockholders”), approving an amendment to our Certificate of Incorporation, as amended, to effect a change in the Company’s name from “CannAssist International Corp.” to “Electronic Servitor Publication Network, Inc.” (the “Name Change”).

On September 29, 2021, the Company filed the Certificate of Amendment effectuating the change of its corporate name to Electronic Servitor Publication Network, Inc. with the State of Delaware.

ITEM 8.01 OTHER EVENTS.

In connection with the Change-in-Control, the Company’s new corporate offices are located at 400 1st Ave N., Ste. 100, Minneapolis MN 55401, its new telephone number is (612) 688-1407 and the URL of its website is https://www.electronicservitor.com/.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Certain exhibits listed below are incorporated by reference as so marked with the date and filing with which such exhibits were filed with the Securities and Exchange Commission).

3.1	Certificate of Amendment filed with the Delaware Secretary of State on September 29, 2021
10.1	Technology License Agreement between CannAssist International Corp. and Jonathan Sweetser (originally filed as an Exhibit to the Form 8-K dated July 28, 2021)
10.2	Spin-Off Agreement between CannAssist International Corp. and Mark Palumbo (originally filed as an Exhibit to the Form 8-K dated July 28, 2021)
10.3	Bill of Sale and Acknowledgement of Closing of Technology License Agreement
10.4	Bill of Sale and Acknowledgement of Closing of Spin-Off Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.
Date: October 14, 2021	By:	/s/ Jonathan Sweetser

Jonathan Sweetser, Chief Executive Officer

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